Exhibit 10.4

JOINT FILING AGREEMENT

We, the signatories of the statement to which this Joint Filing Agreement is attached, hereby agree that such statement is filed, and any amendments thereto filed by any or all of us will be filed on behalf of each of us.

Dated: February 19, 2016	DEEP WATER HOLDINGS, LLC

/s/ Lawrence R. Simkins
Lawrence R. Simkins, Manager

Dated: February 19, 2016	THE ROY DENNIS WASHINGTON REVOCABLE LIVING TRUST UNDER AGREEMENT DATED NOVEMBER 16, 1987, INCLUDING ALL SUBSEQUENT AMENDMENTS, MODIFICATION AND RESTATEMENTS

/s/ Dennis R. Washington
Dennis R. Washington, Trustee

Dated: February 19, 2016	DENNIS R. WASHINGTON

/s/ Dennis R. Washington
Dennis R. Washington

Dated: February 19, 2016	THE KYLE ROY WASHINGTON 2014 TRUST

/s/ Christopher Hawks
Christopher Hawks, President, Copper Lion, Inc., Trustee

Dated: February 19, 2016	KYLE ROY WASHINGTON 2005 IRREVOCABLE TRUST CREATED UNDER AGREEMENT DATED JULY 15, 2005, INCLUDING ALL SUBSEQUENT AMENDMENTS, MODIFICATIONS AND RESTATEMENTS

/s/ Christopher Hawks
Christopher Hawks, President, Copper Lion, Inc., Trustee

Dated: February 19, 2016	THE KEVIN LEE WASHINGTON 2014 TRUST

/s/ Christopher Hawks
Christopher Hawks, President, Copper Lion, Inc., Trustee

Dated: February 19, 2016	COPPER LION, INC.

/s/ Christopher Hawks
Christopher Hawks, President, Copper Lion, Inc.

Dated: February 19, 2016	KYLE R. WASHINGTON.

/s/ Kyle R. Washington
Kyle R. Washington